  Exhibit 10.1

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This Amendment No. 1 to Stock Purchase Agreement (this “Amendment”) is made and entered into as of May 31, 2021, by and among Liberated Syndication, Inc., a Nevada corporation (the “Company”) and each of the “Purchasers” set forth on the signature pages hereto (the “Purchasers”, and together with the Company, the “Parties”).

Recitals

A.           The Parties have entered into that certain Stock Purchase Agreement, dated as of March 29, 2021 (the “Stock Purchase Agreement”).

B.           The Parties desire to amend the Stock Purchase Agreement upon the terms set forth in this Amendment.

Agreement

The Parties to this Amendment, intending to be legally bound, agree as follows:

1. ARTICLE II. The preamble to ARTICLE II to the Stock Purchase Agreement is hereby amended by amending and restating the clause “(i) disclosures set forth in the SEC Reports” as follows: “(i) disclosures set forth in the SEC Reports or in the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2021.”

2. Section 7.1(A)(iii). Section 7.1(A)(iii) of the Stock Purchase Agreement is hereby amended by replacing “May 31, 2021” with “June 11, 2021.”

3. Entire Agreement; Counterparts; Construction. This Amendment, the Stock Purchase Agreement, the Registration Rights Agreement and the other agreements and schedules referred to herein and therein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties, with respect to the subject matter hereof and thereof. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Amendment. The headings set forth in this Amendment are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Amendment or any term or provision hereof.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

In Witness Whereof, the Parties have caused this Amendment to be executed as of the date first above written.

LIBERATED SYNDICATION, INC.

By: /s/ Laurie Ann Sims
Name: Laurie Ann Sims
Title: President and COO

Purchasers:

[PURCHASERS]

By:
Name:
Title: